==============================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ----------------------------

                                    FORM 8-K

                        -----------------------------


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                DECEMBER 1, 2005
                                -----------------
               Date of report (Date of earliest event reported)



                            ATLANTIC REALTY TRUST
            (Exact name of registrant as specified in its charter)


      MARYLAND                     0-27562                  13-3849655
------------------            ------------------           ------------
(State or other jurisdiction    (Commission File          (I.R.S. Employer
   of incorporation)                 Number)             Identification Number)


              747 THIRD AVENUE, NEW YORK, NY                        10017
              ------------------------------------------------------------
              (Address of principal executive offices)        (Zip Code)



              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE   212-702-8561
              -----------------------------------------------------------------

              -----------------------------------------------------------------
              Former name or former address, if changed since last report)


==============================================================================

ITEM 1.01.  MATERIAL DEFINITIVE AGREEMENT

            On December 1, 2005, Atlantic Realty Trust (the "Trust") entered into an agreement and plan of merger with Kimco Realty Corporation ("Kimco"), the beneficial owner of approximately 37% of the shares of beneficial interest of the Trust, and SI 1339, Inc., a wholly owned subsidiary of Kimco. Under the terms of the agreement, Kimco will acquire the Trust for $82.5 million plus the amount of the Trust's cash on hand at closing less merger expenses and other liabilities. On the last business day prior to closing the Trust will declare a dividend in an amount necessary for the Trust to qualify as a REIT. The merger consideration will be paid in shares of Kimco common stock valued on the final full trading day immediately preceding the closing. The merger is subject to approval by the shareholders of the Trust and to customary closing conditions.

            The foregoing description of the agreement and plan of merger is qualified by the full text of the agreement and plan of merger which is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

            The Trust and Kimco issued a joint press release announcing the transaction. A copy of the joint press release is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits

            The following are filed as Exhibits to this Report.

            99.1 Agreement and Plan of Merger dated December 1, 2005 by and between Kimco Realty Corporation, Atlantic Realty Trust and SI 1339, Inc.

            99.2  Joint Press Release dated December 1, 2005.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  December 1, 2005

                                    ATLANTIC REALTY TRUST


                                    By:  /S/ EDWIN FRANKEL
                                         --------------------------------
                                         Name: Edwin Frankel
                                         Title: Chief Financial Officer
                                                Executive Vice President

                                  EXHIBIT LIST

            99.1 Agreement and Plan of Merger dated December 1, 2005 by and between Kimco Realty Corporation, Atlantic Realty Trust and SI 1339, Inc.

            99.2  Joint Press Release dated December 1, 2005.